EXHIBIT 24.1



                               POWER OF ATTORNEY

The undersigned (other than Dennis W. Bakke and Barry J. Sharp), acting in the capacity or capacities stated opposite their respective names below, hereby constitute and appoint DENNIS W. BAKKE, BARRY J. SHARP and WILLIAM R. LURASCHI and each of them severally, the attorneys-in-fact of the undersigned with full power to them and each of them to sign for and in the name of the undersigned in the capacities indicated below the Registration Statement on Form S-3 relating to the Debt Securities of this Company to be filed and to become effective in accordance with Rule 462 (b) under the Securities Act of 1933, as amended, and any and all exhibits, amendments and supplements thereto, and any other documents necessary, appropriate or desirable in connection therewith, and to file the same and to do and perform each and every act and thing necessary, appropriate or desirable in connection therewith.





         SIGNATURE                       POSITION WITH AES                     DATE
---------------------------   ----------------------------------------   -----------------
  /s/ Roger W. Sant           Chairman of the Board and Director          October 14, 1997
-------------------------
Roger W. Sant

  /s/ Dennis W. Bakke         President, Chief Executive Officer and      October 14, 1997
-------------------------     Director (Principal Executive Officer)
Dennis W. Bakke

  /s/ Vicki-Ann Assevero      Director                                    October 14, 1997
-------------------------
Vicki-Ann Assevero

  /s/ Dr. Alice F. Emerson    Director                                    October 14, 1997
-------------------------
Dr. Alice F. Emerson

  /s/ Robert F. Hemphill, Jr. Director                                    October 14, 1997
-------------------------
Robert F. Hemphill, Jr.

  /s/ Frank Jungers           Director                                    October 14, 1997
-------------------------
Frank Jungers

  /s/ Dr. Henry R. Linden     Director                                    October 14, 1997
-------------------------
Dr. Henry R. Linden

  /s/ John H. McArthur        Director                                    October 14, 1997
-------------------------
John H. McArthur


  /s/ Hazel O'Leary           Director                                    October 14, 1997
-------------------------
Hazel O'Leary

  /s/ Thomas I. Unterberg     Director                                    October 14, 1997
-------------------------
Thomas I. Unterberg

  /s/ Robert H. Waterman, Jr. Director                                    October 14, 1997
-------------------------
Robert H. Waterman, Jr.

  /s/ Barry J. Sharp          Vice President and Chief Financial Officer  October 14, 1997
-------------------------     (Principal Financial and Accounting
Barry J. Sharp                Officer)
